Consolidated Statements Of Comprehensive Loss (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net loss	$ (581,443)	$ (614,701)
OTHER COMPREHENSIVE (LOSS) INCOME, NET OF TAXES
Unrealized losses on available-for-sale equity securities, net of tax recovery (provision) of $2,847, ($2,847)	(42,163)	(38,826)
Unrealized gains on available-for-sale debt securities, net of tax of $nil, $nil (Note 7 (a))	30,309	2,738
Currency translation adjustments, net of tax of $nil, $nil	4,490	(1,368)
Less: reclassification adjustments for losses (gains) recorded in earnings:
Other-than-temporary impairment charges	32,881
Realized gains	(5,592)
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	19,925	(37,456)
TOTAL COMPREHENSIVE LOSS	(561,518)	(652,157)
COMPREHENSIVE LOSS ATTRIBUTABLE TO:
Turquoise Hill Resources Ltd.	(419,406)	(605,747)
Noncontrolling interests	(142,112)	(46,410)
TOTAL COMPREHENSIVE INCOME (LOSS)	$ (561,518)	$ (652,157)